Exhibit 99.1

A Leading Provider of Embedded Antenna Technologies

Corporate Presentation September 2016

NASDAQ: AIRG

NASDAQ:AIRG Important Cau,ons Regarding Forward-Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our future operating results, financial position and cash flows, our business strategy and plans and our objectives for future operations are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “believe,” “may,” “will,” “estimate,” “continue,”

“anticipate,” “plan,” “target,” “project,” “contemplate,” “predict,” “potential,” “would,” “could,” “should,” “intend” and “expect” or the negative of these terms or other similar expressions. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results,

performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors include, without limitation: the market for our antenna products is developing and may not develop as we expect; our operating results may fluctuate significantly, which makes our future operating results difficult to predict and could cause our operating results to fall below expectations or our guidance; our products are subject to intense competition, including competition from the customers to whom we sell, and competitive pressures from existing and new companies may harm our business, sales, growth rates and market share; our future success depends on our ability to develop and successfully introduce new and enhanced products for the wireless market that meet the needs of our customers; our business is characterized by short product development windows and short product lifecycles; we sell to customers who are extremely price conscious, and a few customers represent a significant portion of our sales, and if we lose any of these customers, our sales could decrease significantly; we rely on a few contract manufacturers to produce and ship all of our products, a single or limited number of suppliers for some components of our products and channel partners to sell and support our products, and the failure to manage our relationships with these parties successfully could adversely affect our ability to market and sell our products; if we cannot protect our intellectual property rights, our competitive position could be harmed or we could incur significant expenses to enforce our rights; our international sales and operations subject us to additional risks that can adversely affect our operating results and financial condition; and other risks described in our filings with the Securities and

Exchange Commission (SEC), including under the heading “Risk Factors.” You are cautioned not to place undue reliance on these forward looking statements,

which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private

Securities Litigation Reform Act of 1995.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition,

projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

© Copyright 2016 Airgain, Inc. All Rights Reserved.

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NASDAQ:AIRG

Stock Price (9/1/16) $11.86

52 Week Low-High $7.36-$12.23

Avg. Vol. (3 mo.) 459,513

Shares Outstanding 7.6M

Free Float (est.) 5.3M

Insider Holdings (est.) 7%

InsEtuEonal Holdings 18%

Market Cap $89.7M

Enterprise Value $75.1M

Founded

IPO

1995

2016

Full-Eme U.S. Employees 33

Data source: Yahoo Finance!, Capital IQ

Mrq = March 31, 2016

(1)	See reconciliaEon on slide 19

Total Revenue (TTM-EST) $34.3M

Gross Profit (TTM-EST) $14.8M

Adjusted EBITDA (1H 2016-EST)1 $1.6M

EV/Revenue (TTM-EST) 2.2x

Cash and Investments (mrq) $4.0M

Total Assets (mrq) $13.6M

Working Capital (mrq) $1.7M

Current RaEo (mrq) 1.3 x

Revenue

Gross Profit

Airgain: Key Stats

$10.0

$11.4 $11.6

$14.8

13 14 15 TTM

$25.4 $25.5 $27.8

$34.3

13 14 15 TTM

$ millions!

$ millions!

1H 2016E

1H 2016E

3

NASDAQ:AIRG Who We Are

Airgain is a leader in high performance, integrated soluEons for next

generaEon wireless networking

Design, integrate, test and deliver high-performance embedded radio frequency (RF) and antenna technology

125M devices enabled in the market

Profitable company with 10+ years of device/chipset performance data and diverse partner and revenue base

162 patents and applicaEons worldwide as of July 27, 2016

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Blue Chip Customers

NASDAQ:AIRG Evolving & Growing Addressable Market

2015 2018E 2021E

650M

910M

1.3B

Source: ABI Research Wi-Fi Market Data Q2 2016, Excludes Cellular and PC’s (not presently addressed by Airgain)

(1)	Based on projected device sales for the period 2016 – 2021E

Increased complexity within RF technology further

strengthens Airgain’s value

Device proliferation in emerging segments

presents ajractive high growth opportunity

Category CAGR¹

Emerging Segments

Industrial & Other 59%

Wearables | Healthcare Devices 46%

Automotive 46%

Smart Home | IOT 42%

Mature Segments

Connected Home 8%

Networking 3%

Mobile Devices 1%

Devices Sold

5

NASDAQ:AIRG Global Go-to-Market Strategy

Our global presence is paramount to our success

Customer support across sales, design, supply chain and delivery are unique to Airgain

Regional presence includes sales, design, integration and technical support

Shenzhen, China

Sales & Design Offices

Suzhou, China

Sales & Design Office

London, UK

Sales & Design Office

Taipei, Taiwan

Sales Offices

Seoul, South Korea

Sales Office

San Diego, USA

Headquarters Sales & Design Offices

6

NASDAQ:AIRG Airgain’s Critical Position in Value Chain

Influence Partner

Engage

Client Carriers

Objective

Key

Accounts

Influence

Client Chipset Suppliers

Objective

Key

Accounts

Partner

Client OEMs & ODMs

Objective

Key

Accounts

Engage

OEMs ODMs

7

NASDAQ:AIRG Business Model

Strengthened Financial Position

Diversified, broad base of blue chip customers driving

consistent revenue growth

Long product life cycles allow for predictable revenue streams

Well-Positioned for Growth

Asset light operating model utilizing third-party, contract

manufacturing

Product suite well positioned within high growth segments

Highly scalable platform for organic and inorganic growth

8

NASDAQ:AIRG SKU Revenue Life Cycle1

Strong recurring revenue cycle due to typically long customer product lifecycles

Avg. relationship from revenue generating customers was 2+ years in 2015

9%

11%

26%

54%

<1 Year

1-2 Years

2-3 Years

3+ Years

(1)	Analysis based on actual revenues generated between 2012 and 2015

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NASDAQ:AIRG Growth Opportunities

Favorable Market Tailwinds

802.11ac wireless networking standard requires more

antennas per device & natural replacement cycle

Create Additional Pull from Carriers

Demonstrate continued ROI of solutions to drive

adoption

Geographical Expansion

Leverage Wins in Emerging Devices: Smart TV,

Smart metering, IOT

New Market Expansion: automotive, enterprise

and small cell

New Products: SaaS-based Wi-Fi monitoring

solution for carriers

10

NASDAQ:AIRG Key Takeaways

Leader in high performance antenna solutions for

next-gen wireless networking

Growing addressable market, driven by proliferaEon

of Wi-Fi connected devices and streaming video

Compelling business model with history of

predictable revenue growth and profitability

Strong outlook for growth and market share

expansion

Well-protected technology position with 69 patents

issued and 93 pending as of July 27, 2016

Seasoned management team with 20+ years of

average industry experience

Revenue Growth

$ in millions

$25.4 $25.5 $27.8

$34.3

13 14 15 TTM

1H 2016E

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NASDAQ:AIRG Contact Us

Company Contact:

Chuck Myers

CEO & President

Airgain, Inc.

Airgain@Airgain.com

Investor Relations:

Man Glover or Najim Mostamand

Liolios Group, Inc.

(949) 574-3860

AIRG@liolios.com Airgain, Inc.

3611 Valley Centre Drive, Suite 150

San Diego, CA 92130

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Appendix

NASDAQ:AIRG

Year Ended Six Months Ended

Dec 31, 2014 Dec 31, 2015 June 30, 2015 June 30, 2016

(estimate)

(in thousands)

Net Income (loss) 3,588 (270) (200) 1,400

Stock-based compensation expense 658 342 300 100

Depreciation and amortization 372 473 200 400

Non-recurring expenses 910 732 —

Interest and other expense (income) (2,744) (61) (200) (300)

Provision for income taxes 6 1 —

Adjusted EBITDA $2,790 $1,216 $ 100 $ 1,600

Reconciliation of Net Income (loss) to Adjusted EBITDA

Adjusted EBITDA Reconciliation